Exhibit 99.2

Wessex House, 5th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
John C.R. Hele
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of June 30, 2012

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.  The adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts was adopted retrospectively and has been applied to all prior period financial information in this financial supplement.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Comprehensive Income	4
	d.	Consolidated Statements of Changes in Shareholders’ Equity	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loan Investments	17
	e.	Eurozone Investments	18

V.	Other
	a.	Comments on Regulation G	19
	b.	Operating Income Reconciliation	20
	c.	Share Repurchase Activity	21
	d.	Annualized Operating Return on Average Common Equity	22
	e.	Capital Structure	23

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2012	2011	Change	2012	2011	Change

Gross premiums written	$1,051,813	$911,939	15.3%	$2,118,469	$1,876,505	12.9%

Net premiums written	$820,233	$706,543	16.1%	$1,683,844	$1,470,821	14.5%

Net premiums earned	$726,656	$642,879	13.0%	$1,406,968	$1,276,574	10.2%

Underwriting income (loss)	$93,723	$(43)	N/M	$160,916	$(64,023)	N/M

Net investment income	$73,608	$86,671	(15.1)%	$147,905	$174,978	(15.5)%
Per diluted share	$0.53	$0.63	(15.9)%	$1.07	$1.26	(15.1)%

Net income available to common shareholders	$212,619	$90,142	135.9%	$370,414	$109,154	239.3%
Per diluted share	$1.54	$0.65	136.9%	$2.68	$0.78	243.6%

After-tax operating income available to common shareholders (1)	$141,400	$59,739	136.7%	$255,060	$67,315	278.9%
Per diluted share	$1.02	$0.43	137.2%	$1.85	$0.48	285.4%

Comprehensive income	$178,897	$134,782	32.7%	$423,698	$181,157	133.9%

Cash flow from operations	$252,447	$221,967	13.7%	$397,268	$446,547	(11.0)%

Diluted weighted average common shares and common share equivalents outstanding	138,211,736	137,975,599	0.2%	138,017,490	139,234,931	(0.9)%

			% Point			% Point
			Change			Change
Underwriting ratios:
Loss ratio	55.0%	67.1%	(12.1)	56.5%	72.5%	(16.0)
Acquisition expense ratio	17.6%	17.1%	0.5	17.5%	17.1%	0.4
Other operating expense ratio	14.6%	15.8%	(1.2)	14.6%	15.5%	(0.9)
Combined ratio	87.2%	100.0%	(12.8)	88.6%	105.1%	(16.5)

Financial measures:

Growth in book value per common share	3.4%	2.2%	1.2	8.5%	3.3%	5.2

Annualized operating return on average common equity	12.3%	5.9%	6.4	11.4%	3.3%	8.1

Total return on investments (2)
Including effects of foreign exchange	0.63%	1.65%	-102 bps	2.53%	3.17%	-64 bps
Excluding effects of foreign exchange	1.04%	1.54%	-50 bps	2.66%	2.69%	-3 bps

(1)	See page 19, Comments on Regulation G.
(2)

Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010	2012	2011

Gross premiums written	$1,051,813	$1,066,656	$699,662	$860,289	$911,939	$964,566	$664,212	$831,788	$817,100	$2,118,469	$1,876,505
Net premiums written	820,233	863,611	511,124	691,381	706,543	764,278	482,911	636,117	624,258	1,683,844	1,470,821

Net premiums earned	$726,656	$680,312	$673,192	$682,049	$642,879	$633,695	$632,146	$627,409	$623,011	$1,406,968	$1,276,574
Fee income	806	543	982	848	784	815	2,814	874	883	1,349	1,599
Losses and loss adjustment expenses	(399,693)	(395,207)	(378,067)	(423,984)	(431,622)	(493,880)	(367,326)	(359,193)	(363,145)	(794,900)	(925,502)
Acquisition expenses, net	(128,289)	(118,962)	(123,339)	(120,205)	(110,639)	(108,754)	(104,824)	(111,279)	(107,475)	(247,251)	(219,393)
Other operating expenses	(105,757)	(99,493)	(103,300)	(100,141)	(101,445)	(95,856)	(112,228)	(97,247)	(92,748)	(205,250)	(197,301)
Underwriting income (loss)	93,723	67,193	69,468	38,567	(43)	(63,980)	50,582	60,564	60,526	160,916	(64,023)

Net investment income	73,608	74,297	80,467	82,753	86,671	88,307	90,601	90,768	90,537	147,905	174,978
Net realized gains	34,867	44,121	14,542	30,199	45,210	20,695	74,027	68,828	62,114	78,988	65,905
Net impairment losses recognized in earnings	(1,951)	(1,023)	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(2,974)	(4,364)
Equity in net income (loss) of investment funds accounted for using the equity method	7,787	24,826	(14,702)	(30,549)	5,973	29,673	22,990	9,708	(348)	32,613	35,646
Other income (loss)	695	(8,068)	(4,848)	2,432	(4,265)	4,567	6,165	1,840	4,528	(7,373)	302
Other expenses	(11,944)	(6,979)	(6,777)	(6,180)	(11,397)	(7,026)	(6,881)	(5,796)	(10,503)	(18,923)	(18,423)
Interest expense	(7,439)	(7,521)	(8,087)	(8,125)	(7,758)	(7,721)	(7,460)	(7,371)	(7,916)	(14,960)	(15,479)
Net foreign exchange gains (losses)	31,689	(20,688)	12,613	60,040	(18,375)	(36,912)	6,039	(65,157)	48,625	11,001	(55,287)
Income before income taxes	221,035	166,158	140,717	166,398	94,332	24,923	232,833	151,309	243,153	387,193	119,255
Income tax (expense) benefit	(767)	(1,902)	4,615	2,357	2,271	550	3,067	(3,291)	(1,011)	(2,669)	2,821

Net income	220,268	164,256	145,332	168,755	96,603	25,473	235,900	148,018	242,142	384,524	122,076
Preferred dividends	(7,649)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(14,110)	(12,922)
Net income available to common shareholders	$212,619	$157,795	$138,871	$162,294	$90,142	$19,012	$229,439	$141,557	$235,681	$370,414	$109,154

Underwriting Ratios
Loss ratio	55.0%	58.1%	56.2%	62.2%	67.1%	77.9%	58.1%	57.3%	58.3%	56.5%	72.5%
Acquisition expense ratio	17.6%	17.4%	18.2%	17.5%	17.1%	17.0%	16.5%	17.6%	17.1%	17.5%	17.1%
Other operating expense ratio	14.6%	14.6%	15.3%	14.7%	15.8%	15.1%	17.8%	15.5%	14.9%	14.6%	15.5%
Combined ratio	87.2%	90.1%	89.7%	94.4%	100.0%	110.0%	92.4%	90.4%	90.3%	88.6%	105.1%

Net premiums written to gross premiums written	78.0%	81.0%	73.1%	80.4%	77.5%	79.2%	72.7%	76.5%	76.4%	79.5%	78.4%

Net income per common share
Basic	$1.58	$1.18	$1.05	$1.23	$0.69	$0.14	$1.60	$0.96	$1.54	$2.76	$0.82
Diluted	$1.54	$1.14	$1.01	$1.18	$0.65	$0.14	$1.53	$0.92	$1.47	$2.68	$0.78

Weighted average common shares and common share equivalents outstanding
Basic	134,529,129	133,954,623	132,612,528	131,560,851	131,232,269	133,499,241	143,320,146	146,993,373	152,962,620	134,241,876	132,359,493
Diluted	138,211,736	137,814,906	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	138,017,490	139,234,931

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,556,326	$9,221,145	$9,375,604	$9,529,834	$9,247,002	$8,916,017	$8,957,859	$9,692,852	$9,326,574
Short-term investments available for sale, at fair value	1,087,910	1,112,249	904,219	799,662	704,495	1,130,142	915,841	780,671	554,304
Investment of funds received under securities lending, at fair value	66,424	41,867	48,419	44,553	145,224	9,951	69,660	200,020	209,635
Equity securities available for sale, at fair value	260,864	318,181	299,584	273,213	320,434	361,639	310,194	79,805	38,879
Other investments available for sale, at fair value	381,576	357,992	238,111	229,974	299,845	293,073	275,538	229,488	211,241
Investments accounted for using the fair value option	496,843	500,283	366,903	319,381	321,790	256,614	219,173	175,841	140,541
TALF investments, at fair value	307,453	313,187	387,702	392,455	399,341	400,970	402,449	410,881	407,469
Investments accounted for using the equity method	331,601	347,273	380,507	383,543	399,968	449,206	508,334	500,737	474,971
Total investments	12,488,997	12,212,177	12,001,049	11,972,615	11,838,099	11,817,612	11,659,048	12,070,295	11,363,614

Cash	355,392	422,806	351,699	369,895	411,001	406,877	362,740	365,997	341,469
Accrued investment income	72,095	65,643	70,739	71,264	71,083	69,057	74,837	79,180	72,102
Investment in joint venture	109,240	107,866	107,576	107,642	105,982	105,495	105,698	104,347	103,540
Fixed maturities and short-term investments pledged under securities lending, at fair value	74,032	50,813	56,393	72,399	150,501	198,418	75,575	203,221	214,564
Securities purchased under agreements to resell using funds received under securities lending	—	—	—	20,032	—	185,176	—	—	—
Premiums receivable	834,116	700,137	501,563	606,963	712,397	633,144	503,434	662,634	706,503
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,849,191	1,849,603	1,851,584	1,840,191	1,855,342	1,772,130	1,763,985	1,715,122	1,721,059
Contractholder receivables	787,389	762,031	748,231	732,270	702,423	672,296	660,546	635,682	609,476
Prepaid reinsurance premiums	313,264	261,619	265,696	267,846	278,587	259,624	263,448	267,240	256,952
Deferred acquisition costs, net	272,736	261,467	227,884	253,163	257,292	251,226	227,278	244,441	241,095
Receivable for securities sold	821,527	621,560	462,891	1,067,188	733,931	749,708	56,145	1,329,508	1,084,122
Other assets	518,744	497,061	460,052	490,728	520,901	521,292	490,277	461,473	480,448
Total Assets	$18,496,723	$17,812,783	$17,105,357	$17,872,196	$17,637,539	$17,642,055	$16,243,011	$18,139,140	$17,194,944

Liabilities
Reserve for losses and loss adjustment expenses	$8,546,350	$8,511,323	$8,456,210	$8,523,522	$8,564,908	$8,319,324	$8,098,454	$8,054,677	$7,940,104
Unearned premiums	1,815,135	1,595,712	1,411,872	1,578,419	1,589,497	1,504,162	1,370,075	1,524,100	1,492,550
Reinsurance balances payable	184,763	137,791	133,866	123,815	154,860	131,512	132,452	130,274	128,723
Contractholder payables	787,389	762,031	748,231	732,270	702,423	672,296	660,546	635,682	609,476
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000	100,000	125,000	125,000
TALF borrowings, at fair value	235,818	239,551	310,486	314,137	318,441	322,222	325,770	331,797	336,213
Securities lending payable	76,383	52,224	58,546	74,696	155,072	203,925	78,021	209,411	219,796
Payable for securities purchased	927,962	742,995	480,230	1,161,591	838,787	1,266,390	200,192	1,649,462	1,192,181
Other liabilities	502,607	531,700	513,842	527,847	510,521	533,189	500,715	498,832	490,890
Total Liabilities	13,476,407	12,973,327	12,513,283	13,436,297	13,234,509	13,353,020	11,766,225	13,459,235	12,834,933

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	556	552	549	544	541	535	534	531	529
Additional paid-in capital	187,013	170,694	161,419	150,882	142,001	120,109	110,325	100,640	83,828
Retained earnings	5,167,069	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,015,340
Accumulated other comprehensive income, net of deferred income tax	193,097	234,468	153,923	146,576	263,584	225,405	204,503	388,370	173,231
Common shares held in treasury, at cost	(852,419)	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)
Total Shareholders’ Equity	5,020,316	4,839,456	4,592,074	4,435,899	4,403,030	4,289,035	4,476,786	4,679,905	4,360,011
Total Liabilities and Shareholders’ Equity	$18,496,723	$17,812,783	$17,105,357	$17,872,196	$17,637,539	$17,642,055	$16,243,011	$18,139,140	$17,194,944

Common shares outstanding, net of treasury shares	136,291,652	135,441,687	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710

Book value per common share (1)	$34.45	$33.33	$31.76	$30.91	$30.71	$30.06	$29.73	$29.49	$27.10

(1) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010	2012	2011

Comprehensive Income
Net income	$220,268	$164,256	$145,332	$168,755	$96,603	$25,473	$235,900	$148,018	$242,142	$384,524	$122,076
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	18,060	94,863	40,476	(71,861)	84,862	40,370	(141,807)	264,609	71,087	112,923	125,232
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(503)	(8)	(1,485)	(2,440)	(285)	(578)	(111)	(603)	(308)	(511)	(863)
Reclassification of net realized gains, net of income taxes, included in net income	(43,792)	(27,511)	(29,785)	(30,707)	(47,682)	(20,176)	(43,414)	(56,299)	(32,611)	(71,303)	(67,858)
Foreign currency translation adjustments	(15,136)	13,201	(1,859)	(12,000)	1,284	1,286	1,465	7,432	(5,899)	(1,935)	2,570
Other comprehensive income (loss)	(41,371)	80,545	7,347	(117,008)	38,179	20,902	(183,867)	215,139	32,269	39,174	59,081
Comprehensive Income	$178,897	$244,801	$152,679	$51,747	$134,782	$46,375	$52,033	$363,157	$274,411	$423,698	$181,157

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010	2012	2011
Non-Cumulative Preferred Shares
Balance at beginning of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Shares issued - Series C	325,000	—	—	—	—	—	—	—	—	325,000	—
Shares repurchased - Series A and B	(325,000)	—	—	—	—	—	—	—	—	(325,000)	—
Balance at end of period	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000

Common Shares
Balance at beginning of period	552	549	544	541	535	534	531	529	527	549	534
Common shares issued, net	4	3	5	3	6	1	3	2	7	7	7
Purchases of common shares under share repurchase program.	—	—	—	—	—	—	—	—	(5)	—	—
Balance at end of period	556	552	549	544	541	535	534	531	529	556	541

Additional Paid-in Capital
Balance at beginning of period	170,694	161,419	150,882	142,001	120,109	110,325	100,640	83,828	95,926	161,419	110,325
Common shares issued, net	4,556	(3)	1,857	(2)	3,904	8	1,334	283	3,275	4,553	3,912
Issue costs on Series C preferred shares	(9,397)	—	—	—	—	—	—	—	—	(9,397)	—
Exercise of stock options	2,971	1,851	2,926	3,007	2,245	4,127	2,716	10,486	7,964	4,822	6,372
Common shares retired	—	—	—	—	—	—	—	—	(36,212)	—	—
Amortization of share-based compensation	16,519	7,411	5,700	5,781	13,877	5,628	5,615	6,074	12,280	23,930	19,505
Other	1,670	16	54	95	1,866	21	20	(31)	595	1,686	1,887
Balance at end of period	187,013	170,694	161,419	150,882	142,001	120,109	110,325	100,640	83,828	187,013	142,001

Retained Earnings
Balance at beginning of period	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,015,340	3,779,659	4,796,655	4,386,336
Dividends declared on preferred shares	(7,649)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(14,110)	(12,922)
Net income	220,268	164,256	145,332	168,755	96,603	25,473	235,900	148,018	242,142	384,524	122,076
Balance at end of period	5,167,069	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,015,340	5,167,069	4,495,490

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	234,468	153,923	146,576	263,584	225,405	204,503	388,370	173,231	140,962	153,923	204,503
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	(25,732)	67,352	10,691	(102,568)	37,180	20,194	(185,221)	208,310	38,476	41,620	57,374
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(503)	(8)	(1,485)	(2,440)	(285)	(578)	(111)	(603)	(308)	(511)	(863)
Foreign currency translation adjustments, net of deferred income tax	(15,136)	13,201	(1,859)	(12,000)	1,284	1,286	1,465	7,432	(5,899)	(1,935)	2,570
Balance at end of period	193,097	234,468	153,923	146,576	263,584	225,405	204,503	388,370	173,231	193,097	263,584

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	(845,472)	(549,912)
Shares repurchased for treasury	(6,711)	(236)	(585)	(21,301)	(36,224)	(237,450)	(258,379)	(53,616)	(237,917)	(6,947)	(273,674)
Balance at end of period	(852,419)	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	(852,419)	(823,586)
Total Shareholders’ Equity	$5,020,316	$4,839,456	$4,592,074	$4,435,899	$4,403,030	$4,289,035	$4,476,786	$4,679,905	$4,360,011	$5,020,316	$4,403,030

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010	2012	2011
Operating Activities
Net income	$220,268	$164,256	$145,332	$168,755	$96,603	$25,473	$235,900	$148,018	$242,142	$384,524	$122,076
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains	(36,681)	(44,072)	(12,940)	(29,615)	(48,886)	(22,481)	(78,261)	(72,534)	(62,406)	(80,753)	(71,367)
Net impairment losses included in earnings	1,951	1,023	1,959	2,739	1,684	2,680	3,230	2,075	4,410	2,974	4,364
Equity in net income or loss of investment funds accounted for using the equity method and other income	(6,111)	(12,030)	20,776	31,734	18,945	(355)	(26,110)	(11,545)	(3,368)	(18,141)	18,590
Share-based compensation	16,519	7,411	5,700	5,781	13,877	5,628	5,615	6,074	12,280	23,930	19,505
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	68,327	39,343	(59,998)	48,397	130,746	155,477	3,546	49,420	71,357	107,670	286,223
Unearned premiums, net of prepaid reinsurance premiums	95,142	181,735	(162,490)	9,919	63,987	130,136	(149,242)	9,024	236	276,877	194,123
Premiums receivable	(83,633)	(190,102)	106,818	82,200	(77,556)	(118,688)	157,034	63,197	(20,280)	(273,735)	(196,244)
Deferred acquisition costs, net	(13,121)	(32,269)	24,823	1,438	(5,464)	(22,056)	16,684	(31)	3,756	(45,390)	(27,520)
Reinsurance balances payable	40,310	(3,181)	8,896	(19,368)	23,109	(7,122)	3,277	(4,853)	19,267	37,129	15,987
Other liabilities	(12,660)	10,134	30,620	5,925	(26,613)	33,366	(47,339)	23,914	(57,219)	(2,526)	6,753
Other items, net	(37,864)	22,573	145	2,019	31,535	42,522	20,179	54,665	(4,661)	(15,291)	74,057
Net Cash Provided By Operating Activities	252,447	144,821	109,641	309,924	221,967	224,580	144,513	267,424	205,514	397,268	446,547

Investing Activities
Purchases of:
Fixed maturity investments	(3,952,868)	(3,593,630)	(3,758,854)	(2,729,874)	(4,235,140)	(3,151,767)	(2,434,319)	(5,018,619)	(4,885,606)	(7,546,498)	(7,386,907)
Equity securities	(76,500)	(33,803)	(69,962)	(94,115)	(159,157)	(89,790)	(226,677)	(65,155)	(21,727)	(110,303)	(248,947)
Other investments	(147,076)	(239,167)	(220,048)	(166,449)	(114,588)	(92,777)	(147,127)	(92,955)	(150,631)	(386,243)	(207,365)
Proceeds from the sales of:
Fixed maturity investments	3,258,254	3,628,932	3,542,629	2,299,627	3,323,456	3,232,541	2,670,332	4,872,668	4,668,666	6,887,186	6,555,997
Equity securities	122,625	75,860	58,386	111,467	147,334	52,316	14,522	19,151	25,043	198,485	199,650
Other investments	105,815	111,149	147,243	191,767	119,780	84,967	133,211	68,843	87,536	216,964	204,747
Proceeds from redemptions and maturities of fixed maturities	337,132	261,660	296,408	200,671	283,512	253,898	266,044	226,889	244,312	598,792	537,410
Net (purchases) sales of short-term investments	32,837	(207,444)	(114,854)	(123,211)	459,091	(223,415)	(129,794)	(205,411)	96,239	(174,607)	235,676
Change in investment of securities lending collateral	(24,159)	6,322	16,150	80,376	48,853	(125,904)	131,389	10,385	(30,772)	(17,837)	(77,051)
Purchase of business, net of cash acquired	28,948	—	—	—	—	—	—	—	—	28,948	—
Purchases of furniture, equipment and other	(3,710)	(6,498)	(3,461)	(3,178)	(4,266)	(8,082)	(1,553)	(2,251)	(6,057)	(10,208)	(12,348)
Net Cash Provided By (Used For) Investing Activities	(318,702)	3,381	(106,363)	(232,919)	(131,125)	(68,013)	276,028	(186,455)	27,003	(315,321)	(199,138)

Financing Activities
Proceeds from issuance of Series C preferred shares, net	315,789	—	—	—	—	—	—	—	—	315,789	—
Repurchase of Series A and B preferred shares	(325,000)	—	—	—	—	—	—	—	—	(325,000)	—
Purchases of common shares under share repurchase program	—	—	(3)	(20,833)	(29,552)	(237,173)	(258,150)	(53,398)	(269,054)	—	(266,725)
Proceeds from common shares issued, net	(432)	780	3,245	1,609	(1,397)	2,875	4,693	8,586	3,779	348	1,478
Proceeds from borrowings	—	—	—	—	—	—	—	—	50,000	—	—
Repayments of borrowings	(3,910)	(69,863)	(3,513)	(4,225)	(3,919)	(3,695)	(31,072)	(5,646)	(34,022)	(73,773)	(7,614)
Change in securities lending collateral	24,159	(6,322)	(16,150)	(80,376)	(48,853)	125,904	(131,389)	(10,385)	30,772	17,837	77,051
Other	2,876	588	766	818	2,467	714	(893)	1,593	2,296	3,464	3,181
Preferred dividends paid	(10,951)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(17,412)	(12,922)
Net Cash Used For Financing Activities	2,531	(81,278)	(22,116)	(109,468)	(87,715)	(117,836)	(423,272)	(65,711)	(222,690)	(78,747)	(205,551)

Effects of exchange rate changes on foreign currency cash	(3,690)	4,183	642	(8,643)	997	5,406	(526)	9,270	(7,066)	493	6,403

Increase (decrease) in cash	(67,414)	71,107	(18,196)	(41,106)	4,124	44,137	(3,257)	24,528	2,761	3,693	48,261
Cash beginning of period	422,806	351,699	369,895	411,001	406,877	362,740	365,997	341,469	338,708	351,699	362,740
Cash end of period	$355,392	$422,806	$351,699	$369,895	$411,001	$406,877	$362,740	$365,997	341,469	$355,392	$411,001

Income taxes paid (received), net	$1,548	$2,788	$(7,724)	$3,662	$2,296	$3,670	$3,140	$1,928	$1,430	$4,336	$5,966
Interest paid	$12,843	$2,206	$13,047	$2,177	$13,084	$2,191	$12,831	$1,832	$13,437	$15,049	$15,275

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional, casualty clash and other business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended June 30, 2012 and 2011

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	June 30, 2012			June 30, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$676,090	$376,981	$1,051,813	$635,005	$277,766	$911,939
Net premiums written	464,584	355,649	820,233	438,263	268,280	706,543

Net premiums earned	$446,594	$280,062	$726,656	$410,819	$232,060	$642,879
Fee income	628	178	806	702	82	784
Losses and loss adjustment expenses	(290,416)	(109,277)	(399,693)	(301,642)	(129,980)	(431,622)
Acquisition expenses, net	(76,058)	(52,231)	(128,289)	(66,543)	(44,096)	(110,639)
Other operating expenses	(76,617)	(29,140)	(105,757)	(77,774)	(23,671)	(101,445)
Underwriting income (loss)	$4,131	$89,592	93,723	$(34,438)	$34,395	(43)

Net investment income			73,608			86,671
Net realized gains			34,867			45,210
Net impairment losses recognized in earnings			(1,951)			(1,684)
Equity in net income (loss) of investment funds accounted for using the equity method			7,787			5,973
Other income (loss)			695			(4,265)
Other expenses			(11,944)			(11,397)
Interest expense			(7,439)			(7,758)
Net foreign exchange gains (losses)			31,689			(18,375)
Income before income taxes			221,035			94,332
Income tax (expense) benefit			(767)			2,271

Net income			220,268			96,603
Preferred dividends			(7,649)			(6,461)
Net income available to common shareholders			$212,619			$90,142

Underwriting Ratios
Loss ratio	65.0%	39.0%	55.0%	73.4%	56.0%	67.1%
Acquisition expense ratio (2)	16.9%	18.6%	17.6%	16.0%	19.0%	17.1%
Other operating expense ratio	17.2%	10.4%	14.6%	18.9%	10.2%	15.8%
Combined ratio	99.1%	68.0%	87.2%	108.3%	85.2%	100.0%

Net premiums written to gross premiums written	68.7%	94.3%	78.0%	69.0%	96.6%	77.5%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Six Months Ended June 30, 2012 and 2011

(U.S. dollars in thousands)

	Six Months Ended			Six Months Ended
	June 30, 2012			June 30, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$1,364,203	$756,957	$2,118,469	$1,269,588	$608,779	$1,876,505
Net premiums written	955,264	728,580	1,683,844	887,554	583,267	1,470,821

Net premiums earned	$888,334	$518,634	$1,406,968	$818,410	$458,164	$1,276,574
Fee income	1,158	191	1,349	1,480	119	1,599
Losses and loss adjustment expenses	(593,580)	(201,320)	(794,900)	(599,365)	(326,137)	(925,502)
Acquisition expenses, net	(149,928)	(97,323)	(247,251)	(127,958)	(91,435)	(219,393)
Other operating expenses	(149,987)	(55,263)	(205,250)	(152,403)	(44,898)	(197,301)
Underwriting income (loss)	$(4,003)	$164,919	160,916	$(59,836)	$(4,187)	(64,023)

Net investment income			147,905			174,978
Net realized gains			78,988			65,905
Net impairment losses recognized in earnings			(2,974)			(4,364)
Equity in net income (loss) of investment funds accounted for using the equity method			32,613			35,646
Other income (loss)			(7,373)			302
Other expenses			(18,923)			(18,423)
Interest expense			(14,960)			(15,479)
Net foreign exchange gains (losses)			11,001			(55,287)
Income before income taxes			387,193			119,255
Income tax (expense) benefit			(2,669)			2,821

Net income			384,524			122,076
Preferred dividends			(14,110)			(12,922)
Net income available to common shareholders			$370,414			$109,154

Underwriting Ratios
Loss ratio	66.8%	38.8%	56.5%	73.2%	71.2%	72.5%
Acquisition expense ratio (2)	16.7%	18.8%	17.5%	15.5%	20.0%	17.1%
Other operating expense ratio	16.9%	10.7%	14.6%	18.6%	9.8%	15.5%
Combined ratio	100.4%	68.3%	88.6%	107.3%	101.0%	105.1%

Net premiums written to gross premiums written	70.0%	96.3%	79.5%	69.9%	95.8%	78.4%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2012		2011		2012		2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$86,390	18.6	$103,296	23.6	$166,209	17.4	$179,714	20.2
Programs	92,998	20.0	81,629	18.6	174,614	18.3	156,025	17.6
Professional liability	65,198	14.0	57,906	13.2	135,759	14.2	117,291	13.2
Executive assurance	60,205	13.0	53,974	12.3	128,583	13.5	110,042	12.4
National accounts	4,961	1.1	4,397	1.0	40,399	4.2	44,588	5.0
Construction	49,784	10.7	42,408	9.7	83,437	8.7	73,917	8.3
Casualty	30,638	6.6	24,939	5.7	57,611	6.0	55,073	6.2
Travel and accident	20,294	4.4	19,284	4.4	43,130	4.5	40,785	4.6
Lenders products	20,477	4.4	21,526	4.9	42,892	4.5	42,600	4.8
Healthcare	7,959	1.7	8,422	1.9	18,594	1.9	17,539	2.0
Surety	12,723	2.7	9,618	2.2	24,857	2.6	19,352	2.2
Other (1)	12,957	2.8	10,864	2.5	39,179	4.2	30,628	3.5
Total	$464,584	100.0	$438,263	100.0	$955,264	100.0	$887,554	100.0

Net premiums earned
Property, energy, marine and aviation	$77,590	17.4	$76,644	18.7	$156,084	17.6	$150,243	18.4
Programs	80,589	18.0	71,934	17.5	154,587	17.4	138,952	17.0
Professional liability	68,017	15.2	57,767	14.1	131,273	14.8	125,167	15.3
Executive assurance	60,856	13.6	60,488	14.7	119,622	13.5	115,058	14.1
National accounts	18,415	4.1	18,166	4.4	37,551	4.2	39,328	4.8
Construction	31,692	7.1	27,214	6.6	63,500	7.1	55,605	6.8
Casualty	28,102	6.3	24,829	6.0	57,167	6.4	53,256	6.5
Travel and accident	20,661	4.6	19,455	4.7	37,374	4.2	35,054	4.3
Lenders products	21,411	4.8	19,966	4.9	53,564	6.0	38,202	4.7
Healthcare	9,077	2.0	9,089	2.2	17,975	2.0	17,741	2.2
Surety	10,798	2.4	9,402	2.3	21,358	2.4	19,181	2.3
Other (1)	19,386	4.5	15,865	3.9	38,279	4.4	30,623	3.6
Total	$446,594	100.0	$410,819	100.0	$888,334	100.0	$818,410	100.0

Net premiums written by client location
United States	$345,730	74.4	$324,177	74.0	$680,283	71.2	$629,393	70.9
Europe	55,586	12.0	59,797	13.6	163,217	17.1	159,888	18.0
Other	63,268	13.6	54,289	12.4	111,764	11.7	98,273	11.1
Total	$464,584	100.0	$438,263	100.0	$955,264	100.0	$887,554	100.0

Net premiums written by underwriting location
United States	$324,438	69.8	$301,782	68.9	$645,997	67.6	$596,825	67.2
Europe	108,888	23.4	104,884	23.9	261,503	27.4	240,420	27.1
Other	31,258	6.8	31,597	7.2	47,764	5.0	50,309	5.7
Total	$464,584	100.0	$438,263	100.0	$955,264	100.0	$887,554	100.0

(1) Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010	2012	2011

Gross premiums written	$676,090	$688,113	$540,617	$634,280	$635,005	$634,583	$527,783	$624,490	$616,353	$1,364,203	$1,269,588
Net premiums written	464,584	490,680	360,739	472,986	438,263	449,291	351,841	431,361	422,837	955,264	887,554

Net premiums earned	$446,594	$441,740	$422,667	$437,970	$410,819	$407,591	$404,275	$411,881	$405,473	$888,334	$818,410
Fee income	628	530	729	661	702	778	761	864	874	1,158	1,480
Losses and loss adjustment expenses	(290,416)	(303,164)	(282,769)	(290,608)	(301,642)	(297,723)	(264,848)	(265,411)	(275,294)	(593,580)	(599,365)
Acquisition expenses, net	(76,058)	(73,870)	(73,975)	(76,763)	(66,543)	(61,415)	(63,102)	(67,309)	(65,359)	(149,928)	(127,958)
Other operating expenses	(76,617)	(73,370)	(77,593)	(77,801)	(77,774)	(74,629)	(82,535)	(76,892)	(72,533)	(149,987)	(152,403)
Underwriting income (loss)	$4,131	$(8,134)	$(10,941)	$(6,541)	$(34,438)	$(25,398)	$(5,449)	$3,133	$(6,839)	$(4,003)	$(59,836)

Underwriting Ratios
Loss ratio	65.0%	68.6%	66.9%	66.4%	73.4%	73.0%	65.5%	64.4%	67.9%	66.8%	73.2%
Acquisition expense ratio (1)	16.9%	16.6%	17.3%	17.4%	16.0%	14.9%	15.4%	16.1%	15.9%	16.7%	15.5%
Other operating expense ratio	17.2%	16.6%	18.4%	17.8%	18.9%	18.3%	20.4%	18.7%	17.9%	16.9%	18.6%
Combined ratio	99.1%	101.8%	102.6%	101.6%	108.3%	106.2%	101.3%	99.2%	101.7%	100.4%	107.3%

Net premiums written
Property, energy, marine and aviation	$86,390	$79,819	$41,244	$114,631	$103,296	$76,418	$44,258	$88,412	$88,194	$166,209	$179,714
Programs	92,998	81,616	62,874	79,086	81,629	74,396	60,969	68,264	73,345	174,614	156,025
Professional liability	65,198	70,561	54,085	66,484	57,906	59,385	51,559	78,873	70,626	135,759	117,291
Executive assurance	60,205	68,378	59,035	62,328	53,974	56,068	54,448	51,503	52,514	128,583	110,042
National accounts	4,961	35,438	19,110	17,275	4,397	40,191	14,024	19,215	3,877	40,399	44,588
Construction	49,784	33,653	22,912	23,576	42,408	31,509	20,014	20,245	44,276	83,437	73,917
Casualty	30,638	26,973	28,599	30,563	24,939	30,134	27,389	28,493	26,617	57,611	55,073
Travel and accident	20,294	22,836	13,751	17,404	19,284	21,501	14,486	19,673	15,272	43,130	40,785
Lenders products	20,477	22,415	21,543	22,551	21,526	21,074	30,942	23,452	22,208	42,892	42,600
Healthcare	7,959	10,635	9,303	8,810	8,422	9,117	10,290	8,705	9,989	18,594	17,539
Surety	12,723	12,134	12,734	10,389	9,618	9,734	7,918	11,128	7,012	24,857	19,352
Other (2)	12,957	26,222	15,549	19,889	10,864	19,764	15,544	13,398	8,907	39,179	30,628
Total	$464,584	$490,680	$360,739	$472,986	$438,263	$449,291	$351,841	$431,361	$422,837	$955,264	$887,554

Net premiums earned
Property, energy, marine and aviation	$77,590	$78,494	$79,979	$92,288	$76,644	$73,599	$77,811	$82,301	$80,818	$156,084	$150,243
Programs	80,589	73,998	75,085	73,561	71,934	67,018	69,462	68,404	68,381	154,587	138,952
Professional liability	68,017	63,256	62,467	64,403	57,767	67,400	63,152	69,900	63,642	131,273	125,167
Executive assurance	60,856	58,766	56,782	56,783	60,488	54,570	55,270	51,675	54,958	119,622	115,058
National accounts	18,415	19,136	20,572	19,642	18,166	21,162	17,360	18,595	16,810	37,551	39,328
Construction	31,692	31,808	28,569	28,590	27,214	28,391	26,837	25,664	27,982	63,500	55,605
Casualty	28,102	29,065	28,093	30,305	24,829	28,427	25,893	27,503	28,148	57,167	53,256
Travel and accident	20,661	16,713	15,840	19,051	19,455	15,599	15,705	17,418	17,590	37,374	35,054
Lenders products	21,411	32,153	18,796	18,293	19,966	18,236	19,617	17,593	17,153	53,564	38,202
Healthcare	9,077	8,898	8,825	9,340	9,089	8,652	9,701	9,738	10,340	17,975	17,741
Surety	10,798	10,560	11,847	10,091	9,402	9,779	9,810	9,876	8,023	21,358	19,181
Other (2)	19,386	18,893	15,812	15,623	15,865	14,758	13,657	13,214	11,628	38,279	30,623
Total	$446,594	$441,740	$422,667	$437,970	$410,819	$407,591	$404,275	$411,881	$405,473	$888,334	$818,410

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2012		2011		2012		2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$43,702	12.3	$40,755	15.2	$127,662	17.5	$112,116	19.2
Property excluding property catastrophe (2)	65,734	18.5	53,938	20.1	141,227	19.4	125,088	21.4
Other specialty (3)	72,261	20.3	43,937	16.4	167,723	23.0	121,582	20.8
Property catastrophe	129,224	36.3	108,235	40.3	215,798	29.6	175,196	30.0
Marine and aviation	18,842	5.3	19,978	7.4	44,459	6.1	44,142	7.6
Other	25,886	7.3	1,437	0.6	31,711	4.4	5,143	1.0
Total	$355,649	100.0	$268,280	100.0	$728,580	100.0	$583,267	100.0

Net premiums earned
Casualty (1)	$48,565	17.3	$51,493	22.2	$94,508	18.2	$99,987	21.8
Property excluding property catastrophe (2)	58,720	21.0	57,524	24.8	120,352	23.2	120,530	26.3
Other specialty (3)	78,207	27.9	40,511	17.5	124,355	24.0	79,480	17.3
Property catastrophe	68,992	24.6	59,788	25.8	130,855	25.2	111,430	24.3
Marine and aviation	19,200	6.9	21,093	9.1	40,649	7.8	42,719	9.3
Other	6,378	2.3	1,651	0.6	7,915	1.6	4,018	1.0
Total	$280,062	100.0	$232,060	100.0	$518,634	100.0	$458,164	100.0

Net premiums written
Pro rata	$144,133	40.5	$105,036	39.2	$268,879	36.9	$210,528	36.1
Excess of loss	211,516	59.5	163,244	60.8	459,701	63.1	372,739	63.9
Total	$355,649	100.0	$268,280	100.0	$728,580	100.0	$583,267	100.0

Net premiums earned
Pro rata	$124,941	44.6	$103,967	44.8	$224,866	43.4	$210,620	46.0
Excess of loss	155,121	55.4	128,093	55.2	293,768	56.6	247,544	54.0
Total	$280,062	100.0	$232,060	100.0	$518,634	100.0	$458,164	100.0

Net premiums written by client location
United States	$218,624	61.5	$169,116	63.0	$392,624	53.9	$336,331	57.7
Europe	74,762	21.0	50,382	18.8	215,120	29.5	176,082	30.2
Bermuda	4,597	1.3	22,786	8.5	34,197	4.7	27,165	4.7
Other	57,666	16.2	25,996	9.7	86,639	11.9	43,689	7.4
Total	$355,649	100.0	$268,280	100.0	$728,580	100.0	$583,267	100.0

Net premiums written by underwriting location
Bermuda	$217,283	61.1	$175,018	65.2	$373,239	51.2	$321,614	55.1
United States	82,786	23.3	76,609	28.6	212,245	29.1	190,365	32.6
Other	55,580	15.6	16,653	6.2	143,096	19.7	71,288	12.3
Total	$355,649	100.0	$268,280	100.0	$728,580	100.0	$583,267	100.0

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

(3) Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010	2012	2011

Gross premiums written	$376,981	$379,976	$161,904	$227,837	$277,766	$331,013	$139,015	$208,770	$203,695	$756,957	$608,779
Net premiums written	355,649	372,931	150,385	218,395	268,280	314,987	131,070	204,756	201,421	728,580	583,267

Net premiums earned	$280,062	$238,572	$250,525	$244,079	$232,060	$226,104	$227,871	$215,528	$217,538	$518,634	$458,164
Fee income	178	13	253	187	82	37	2,053	10	9	191	119
Losses and loss adjustment expenses	(109,277)	(92,043)	(95,298)	(133,376)	(129,980)	(196,157)	(102,478)	(93,782)	(87,851)	(201,320)	(326,137)
Acquisition expenses, net	(52,231)	(45,092)	(49,364)	(43,442)	(44,096)	(47,339)	(41,722)	(43,970)	(42,116)	(97,323)	(91,435)
Other operating expenses	(29,140)	(26,123)	(25,707)	(22,340)	(23,671)	(21,227)	(29,693)	(20,355)	(20,215)	(55,263)	(44,898)
Underwriting income (loss)	$89,592	$75,327	$80,409	$45,108	$34,395	$(38,582)	$56,031	$57,431	$67,365	$164,919	$(4,187)

Underwriting Ratios
Loss ratio	39.0%	38.6%	38.0%	54.6%	56.0%	86.8%	45.0%	43.5%	40.4%	38.8%	71.2%
Acquisition expense ratio	18.6%	18.9%	19.7%	17.8%	19.0%	20.9%	18.3%	20.4%	19.4%	18.8%	20.0%
Other operating expense ratio	10.4%	10.9%	10.3%	9.2%	10.2%	9.4%	13.0%	9.4%	9.3%	10.7%	9.8%
Combined ratio	68.0%	68.4%	68.0%	81.6%	85.2%	117.1%	76.3%	73.3%	69.1%	68.3%	101.0%

Net premiums written
Casualty (1)	$43,702	$83,960	$34,968	$34,873	$40,755	$71,361	$32,274	$38,276	$43,642	$127,662	$112,116
Property excluding property catastrophe (2)	65,734	75,493	36,430	64,495	53,938	71,150	46,835	70,149	57,880	141,227	125,088
Other specialty (3)	72,261	95,462	48,555	40,882	43,937	77,645	27,008	30,468	18,920	167,723	121,582
Property catastrophe	129,224	86,574	11,636	59,961	108,235	66,961	3,529	40,255	70,403	215,798	175,196
Marine and aviation	18,842	25,617	16,130	17,037	19,978	24,164	21,303	24,913	9,609	44,459	44,142
Other	25,886	5,825	2,666	1,147	1,437	3,706	121	695	967	31,711	5,143
Total	$355,649	$372,931	$150,385	$218,395	$268,280	$314,987	$131,070	$204,756	$201,421	$728,580	$583,267

Net premiums earned
Casualty (1)	$48,565	$45,943	$47,317	$49,066	$51,493	$48,494	$48,609	$52,792	$59,501	$94,508	$99,987
Property excluding property catastrophe (2)	58,720	61,632	60,607	62,565	57,524	63,006	70,744	66,438	65,742	120,352	120,530
Other specialty (3)	78,207	46,148	60,891	48,722	40,511	38,969	30,296	25,254	22,292	124,355	79,480
Property catastrophe	68,992	61,863	62,408	64,910	59,788	51,642	54,768	54,206	52,301	130,855	111,430
Marine and aviation	19,200	21,449	17,361	17,739	21,093	21,626	22,445	16,106	16,263	40,649	42,719
Other	6,378	1,537	1,941	1,077	1,651	2,367	1,009	732	1,439	7,915	4,018
Total	$280,062	$238,572	$250,525	$244,079	$232,060	$226,104	$227,871	$215,528	$217,538	$518,634	$458,164

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

(3) Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	June 30,		March 31,		December 31,		September 30,		June 30,
	2012		2012		2011		2011		2011
Investable assets:
Fixed maturities available for sale, at fair value	$9,556,326	75%	$9,221,145	74%	$9,375,604	76%	$9,529,834	78%	$9,247,002	77%
Fixed maturities, at fair value (1)	242,735	2%	250,805	2%	147,779	1%	122,866	1%	102,897	1%
Fixed maturities pledged under securities lending agreements, at fair value (2)	74,032	1%	50,813	0%	56,393	1%	72,399	1%	150,501	1%
Total fixed maturities	9,873,093	78%	9,522,763	76%	9,579,776	78%	9,725,099	80%	9,500,400	79%
Short-term investments available for sale, at fair value	1,087,910	8%	1,112,249	9%	904,219	7%	799,662	6%	704,495	6%
Cash	355,392	3%	422,806	3%	351,699	3%	369,895	3%	411,001	3%
Equity securities available for sale, at fair value	260,864	2%	318,181	3%	299,584	2%	273,213	2%	320,434	3%
Equity securities, at fair value (1)	23,118	0%	52,766	0%	87,403	1%	100,719	1%	152,844	1%
Other investments available for sale, at fair value	381,576	3%	357,992	3%	238,111	2%	229,974	2%	299,845	2%
Other investments, at fair value (1)	230,990	2%	196,712	2%	131,721	1%	95,796	1%	66,049	1%
TALF investments, at fair value (3)	307,453	2%	313,187	2%	387,702	3%	392,455	3%	399,341	3%
Investments accounted for using the equity method	331,601	3%	347,273	3%	380,507	3%	383,543	3%	399,968	3%
Securities sold but not yet purchased	(9,206)	0%	(18,831)	0%	(27,178)	0%	(46,526)	0%	(51,626)	0%
Securities transactions entered into but not settled at the balance sheet date	(106,435)	(1)%	(121,435)	(1)%	(17,339)	0%	(94,403)	(1)%	(104,856)	(1)%
Total investable assets	$12,736,356	100%	$12,503,663	100%	$12,316,205	100%	$12,229,427	100%	$12,097,895	100%

Investment portfolio metrics (1):
Average effective duration (in years)	3.01		2.75		2.99		3.17		2.87
Average S&P/Moody’s credit ratings (4)	AA/Aa2		AA/Aa2		AA/Aa1		AA+/Aa1		AA+/Aa1
Imbedded book yield (before investment expenses)	2.76%		2.76%		2.98%		3.09%		3.23%

Credit quality distribution of total fixed maturities (5):
U.S. government and government agencies (6)	$3,043,908	31%	$2,850,031	30%	$3,154,480	33%	$2,968,250	30%	$2,880,650	30%
AAA	3,325,996	34%	3,420,490	36%	3,229,161	34%	3,453,116	36%	3,622,886	38%
AA	1,505,032	15%	1,383,663	14%	1,425,249	15%	1,531,869	16%	1,194,430	13%
A	1,028,772	10%	917,925	10%	884,957	9%	754,421	8%	765,831	8%
BBB	428,200	4%	398,645	4%	412,566	4%	555,023	6%	472,491	5%
BB	152,982	2%	157,427	2%	140,029	1%	151,665	1%	158,517	2%
B	175,613	2%	172,360	2%	165,003	2%	140,571	1%	241,538	2%
Lower than B	116,846	1%	125,134	1%	114,672	1%	106,775	1%	97,748	1%
Not rated	95,744	1%	97,088	1%	53,659	1%	63,409	1%	66,309	1%
Total fixed maturities, at fair value	$9,873,093	100%	$9,522,763	100%	$9,579,776	100%	$9,725,099	100%	$9,500,400	100%

(1)	Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.
(2)

In securities lending transactions, the Company receives collateral in excess of the fair value of the fixed maturities and short-term investments pledged under securities lending. This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.

(3)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at fair value.

(4)	Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).
(5)	For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(6)	Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at June 30, 2012:

		Gross	Gross	Net
	Fair	Unrealized	Unrealized	Unrealized	Amortized	Fair Value /
	Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,467,217	$81,718	$(10,366)	$71,352	$2,395,865	103.0%
Non-U.S. government-backed corporates	219,004	10,317	(1,167)	9,150	209,854	104.4%
FDIC guaranteed corporates	28,274	247	—	247	28,027	100.9%
U.S. government and government agencies	1,380,074	29,797	(1,872)	27,925	1,352,149	102.1%
Agency mortgage-backed securities	1,374,900	19,231	(4,908)	14,323	1,360,577	101.1%
Non-agency mortgage-backed securities	295,208	4,512	(13,378)	(8,866)	304,074	97.1%
Agency commercial mortgage-backed securities	288,934	9,864	(1,105)	8,759	280,175	103.1%
Non-agency commercial mortgage-backed securities	672,392	21,821	(1,307)	20,514	651,878	103.1%
Municipal bonds	1,542,262	67,946	(1,541)	66,405	1,475,857	104.5%
Non-U.S. government securities	1,034,657	32,558	(17,976)	14,582	1,020,075	101.4%
Asset-backed securities	570,171	17,294	(8,579)	8,715	561,456	101.6%
Total	$9,873,093	$295,305	$(62,199)	$233,106	$9,639,987	102.4%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at June 30, 2012, excluding guaranteed amounts:

	Estimated Fair Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Industrials	$1,237,027	50.1%	9.7%
Financials	890,529	36.1%	7.0%
Utilities	99,050	4.0%	0.8%
Foreign agencies	3,562	0.1%	0.0%
All other (1)	237,049	59.8%	1.9%
Total	$2,467,217	100.0%	19.4%

Credit quality distribution (3):
AAA	$602,606	24.4%	4.7%
AA	361,201	14.6%	2.8%
A	750,155	30.4%	5.9%
BBB	360,736	14.6%	2.8%
BB	124,886	5.1%	1.0%
B	156,240	6.3%	1.2%
Lower than B	19,581	0.8%	0.2%
Not rated	91,812	3.8%	0.7%
Total	$2,467,217	100.0%	19.4%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2012, excluding guaranteed amounts and covered bonds:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Fair Value	Class	Assets	Rating (2)

General Electric Co	$45,395	1.8%	0.4%	AA+/A	1
Caterpillar Inc	33,511	1.4%	0.3%	A/A2
Abbey National Treasury Svcs	31,810	1.3%	0.2%	A/A2
Wells Fargo & Company	29,802	1.2%	0.2%	A+/A	2
Total SA	29,402	1.2%	0.2%	AA-/Aa1
Royal Dutch Shell PLC	28,806	1.2%	0.2%	AA/Aa1
HSBC Holdings PLC	27,565	1.1%	0.2%	A/Baa1
National Australia Bank Ltd	27,279	1.1%	0.2%	AA-/Aa2
Coca-Cola Company	26,988	1.1%	0.2%	A+/Aa	3
Verizon Communications Inc	25,843	1.0%	0.2%	A-/A3
Total	$306,401	12.4%	2.4%

(1) Includes sovereign securities, supernational securities and other.

(2) Ratings as assigned by S&P and Moody’s, respectively.

(3) For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at June 30, 2012, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,293	AAA	$2,326	101.4%	0.0%
	2004	13,709	BBB+	12,918	94.2%	0.1%
	2005	44,324	B-	39,893	90.0%	0.3%
	2006	53,445	BBB-	49,370	92.4%	0.4%
	2007	41,731	CCC-	40,173	96.3%	0.3%
	2008	6,747	CCC	6,613	98.0%	0.1%
	2009 (6)	30,151	AAA	32,861	109.0%	0.3%
	2010 (6)	28,899	AAA	28,027	97.0%	0.2%
	2012 (6)	82,775	AAA	83,027	100.3%	0.7%
Total non-agency MBS		$304,074	BBB+	$295,208	97.1%	2.3%

Non-agency CMBS:	1998	$3,452	AAA	$3,471	100.6%	0.0%
	2002	68	AAA	69	101.5%	0.0%
	2004	27,556	AAA	27,375	99.3%	0.2%
	2005	40,271	AA+	40,297	100.1%	0.3%
	2006	5,160	A-	5,028	97.4%	0.0%
	2007	32,415	A	34,358	106.0%	0.3%
	2008	616	AAA	616	100.0%	0.0%
	2010	238,680	AAA	247,624	103.7%	1.9%
	2011	156,477	AAA	165,444	105.7%	1.3%
	2012	147,183	AAA	148,110	100.6%	1.2%
Total non-agency CMBS		$651,878	AAA	$672,392	103.1%	5.3%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	72	69	36
Wtd. average life (months) (2)	23	48	51
Wtd. average loan-to-value % (3)	69.9%	69.0%	64.7%
Total delinquencies (4)	19.7%	21.7%	3.6%
Current credit support % (5)	43.3%	14.4%	28.2%

(1)               Loans defeased with government/agency obligations represented approximately 1% of the collateral underlying the Company’s CMBS holdings.

(2)               The weighted average life for MBS is based on the interest rates in effect at June 30, 2012.  The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)               The range of loan-to-values on MBS is 30% to 86%, while the range of loan-to-values on CMBS is 27% to 105%.

(4)               Total delinquencies includes 60 days and over.

(5)               Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

(6)               Primarily represents Re-REMICs with an average credit quality of “AAA” from Fitch Ratings.

The following table provides information on the Company’s asset-backed securities (ABS) June 30, 2012:

		Average	Estimated Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$175,092	AA+	$178,077	101.7%	1.4%
Autos (2)	140,224	AAA	139,531	99.5%	1.1%
Rate reduction bonds (3)	80,383	AAA	84,014	104.5%	0.7%
Equipment (4)	58,961	AA-	60,182	102.1%	0.5%
U.K. securitized (5)	31,874	AAA	31,779	99.7%	0.2%
Student loans (6)	6,636	AAA	6,773	102.1%	0.1%
Other	55,122	AA	55,486	100.7%	0.4%
	548,292	AA	555,842	101.4%	4.4%

Home equity (7)	$1,676	AAA	$1,454	86.8%	0.0%
	1,085	A	991	91.3%	0.0%
	2,296	BBB	2,446	106.5%	0.0%
	3,254	BB to B	3,330	102.3%	0.0%
	4,788	CCC to C	6,028	125.9%	0.0%
	65	D	80	123.1%	0.0%
	13,164	B+	14,329	108.8%	0.1%

Total ABS	$561,456	AA+	$570,171	101.6%	4.5%

The effective duration of the total ABS was 1.5 years at June 30, 2012.

(1)               The weighted average credit support % on credit cards is 23.9%.

(2)               The weighted average credit support % on autos is 22.0%.

(3)               The weighted average credit support % on rate reduction bonds is 6.6%.

(4)               The weighted average credit support % on equipment is 5.6%.

(5)               The weighted average credit support % on U.K. securitized is 18.0%.

(6)               The weighted average credit support % on student loans is 22.7%.

(7)               The weighted average credit support % on home equity is 22.8%.

The Company’s investment portfolio included $61.0 million par in sub-prime securities at June 30, 2012, with an estimated fair value of $40.5 million and an average credit quality of “A+/B1.” Such amounts were primarily in the home equity and CMO sectors with the balance in SBA Loan and other ABS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $6 million estimated fair value of sub-prime securities with an average credit quality of “CCC/Caa2.”

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at June 30, 2012:

	Fair	% of Asset	% of Investable
	Value	Class	Assets
Composition:
Investment funds accounted for using the equity method	$114,572	33.7%	0.9%
Corporate bonds	88,637	26.0%	0.7%
Other investments	137,214	40.3%	1.1%
Total	$340,423	100.0%	2.7%

Currency:
U.S.-denominated	$250,907	73.7%	2.0%
Euro-denominated	89,516	26.3%	0.7%
Total	$340,423	100.0%	2.7%

Sector:
Consumer cyclical	$70,191	20.6%	0.6%
Industrials	48,686	14.3%	0.4%
Media	45,920	13.5%	0.4%
Consumer non-cyclical	31,744	9.3%	0.2%
Basic materials	30,310	8.9%	0.2%
Utilities	10,966	3.2%	0.1%
All other	102,606	30.2%	0.8%
Total	$340,423	100.0%	2.7%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Eurozone Investments

(U.S. dollars in thousands)

Composition of Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at June 30, 2012:

		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total
Country (1):
Germany	$159,511	$1,271	$22,482	$0	$22,726	$1,536	$207,526
Netherlands	7,382	31,873	30,925	30,710	6,692	16,053	123,635
France	—	992	32,519	40,345	4,308	8,639	86,803
Finland	105,015	247	—	—	—	—	105,262
Supranational (5)	45,426	—	—	—	—	—	45,426
Spain	—	—	687	12,240	4,998	213	18,138
Luxembourg	—	—	4,237	—	2,335	23	6,595
Italy	5,986	—	3,417	—	959	114	10,476
Belgium	3,905	—	7,049	—	—	—	10,954
Ireland	—	633	—	—	—	1,682	2,315
Portugal	—	—	627	—	—	—	627
Total	$327,225	$35,016	$101,943	$83,295	$42,018	$28,260	$617,757

(1) The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Austria, Cyprus, Estonia, Greece, Malta, Slovakia or Slovenia at June 30, 2012.

(2) Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3) Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4) Included in “corporate bonds” in the Bank Loan Investments table on page 17.

(5) Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010	2012	2011

After-tax operating income available to common shareholders	$141,400	$113,660	$128,891	$107,176	$59,739	$7,576	$131,277	$130,659	$130,873	$255,060	$67,315
Net realized gains, net of tax	33,275	40,873	13,464	28,458	44,799	21,585	71,821	68,611	61,119	74,148	66,384
Net impairment losses recognized in earnings, net of tax	(1,951)	(1,023)	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(2,974)	(4,364)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	7,787	24,826	(14,702)	(30,549)	5,973	29,673	22,990	9,708	(348)	32,613	35,646
Net foreign exchange gains (losses), net of tax	32,108	(20,541)	13,177	59,948	(18,685)	(37,142)	6,581	(65,346)	48,447	11,567	(55,827)
Net income available to common shareholders	$212,619	$157,795	$138,871	$162,294	$90,142	$19,012	$229,439	$141,557	$235,681	$370,414	$109,154

Diluted per common share results:
After-tax operating income available to common shareholders	$1.02	$0.82	$0.94	$0.78	$0.43	$0.06	$0.87	$0.85	$0.82	$1.85	$0.48
Net realized gains, net of tax	0.24	0.30	0.10	0.21	0.32	0.15	0.48	0.45	0.38	0.54	0.48
Net impairment losses recognized in earnings, net of tax	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	(0.03)	(0.02)	(0.03)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.06	0.18	(0.11)	(0.22)	0.04	0.21	0.15	0.06	0.00	0.23	0.25
Net foreign exchange gains (losses), net of tax	0.23	(0.15)	0.09	0.43	(0.13)	(0.26)	0.05	(0.43)	0.30	0.08	(0.40)
Net income available to common shareholders	$1.54	$1.14	$1.01	$1.18	$0.65	$0.14	$1.53	$0.92	$1.47	$2.68	$0.78

Weighted average common shares and common share equivalents outstanding — diluted	138,211,736	137,814,906	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	138,017,490	139,234,931

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended																Cumulative
	June 30,	March 31,	December 31,		September 30,		June 30,		March 31,		December 31,		September 30,		June 30,		June 30,
	2012	2012	2011		2011		2011		2011		2010		2010		2010		2012

Effect of share repurchases:
Aggregate cost of shares repurchased	$0	$0	$3		$20,833		$29,552		$237,173		$258,151		$53,398		$269,054		$2,558,033
Shares repurchased	—	—	100		655,772		881,961		8,062,383		8,679,051		2,043,195		10,932,681		104,758,218
Average price per share repurchased	—	—	$31.51		$31.77		$33.51		$29.42		$29.74		$26.13		$24.61		$24.42

Average book value per common share (1)	$33.89	$32.55	$31.34		$30.81		$30.39		$29.90		$29.61		$28.30		$26.25

Average repurchase price-to-book multiple	—	—	1.01	x	1.03	x	1.10	x	0.98	x	1.00	x	0.92	x	0.94	x

Remaining share repurchase authorization (2)	$941,967

(1)     Equals average of beginning and ending book value per common share for each period presented.

(2)     Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2012.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010	2012	2011

After-tax operating income available to common shareholders	$141,400	$113,660	$128,891	$107,176	$59,739	$7,576	$131,277	$130,659	$130,873	$255,060	$67,315
Annualized after-tax operating income available to common shareholders (a)	$565,600	$454,640	$515,564	$428,704	$238,956	$30,304	$525,108	$522,636	$523,492	$510,120	$134,630

Beginning common shareholders’ equity	$4,514,456	$4,267,074	$4,110,899	$4,078,030	$3,964,035	$4,151,786	$4,354,905	$4,035,011	$4,017,074	$4,267,074	$4,151,786
Ending common shareholders’ equity	4,695,316	4,514,456	4,267,074	4,110,899	4,078,030	3,964,035	4,151,786	4,354,905	4,035,011	4,695,316	4,078,030
Average common shareholders’ equity (b)	$4,604,886	$4,390,765	$4,188,987	$4,094,465	$4,021,033	$4,057,911	$4,253,346	$4,194,958	$4,026,043	$4,481,195	$4,114,908

Annualized operating return on average common equity (a)/(b)	12.3%	10.4%	12.3%	10.5%	5.9%	0.7%	12.3%	12.5%	13.0%	11.4%	3.3%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,
	2012	2012	2011	2011	2011	2011	2010	2010	2010
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	125,000	125,000
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$425,000	$425,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$0	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (1)	—	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Series C non-cumulative preferred shares (6.75%) (1)	325,000	—	—	—	—	—	—	—	—
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,695,316	4,514,456	4,267,074	4,110,899	4,078,030	3,964,035	4,151,786	4,354,905	4,035,011
Total shareholders’ equity	$5,020,316	$4,839,456	$4,592,074	$4,435,899	$4,403,030	$4,289,035	$4,476,786	$4,679,905	$4,360,011

Total capital	$5,420,316	$5,239,456	$4,992,074	$4,835,899	$4,803,030	$4,689,035	$4,876,786	$5,104,905	$4,785,011

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (2)	235,818	239,551	310,486	314,137	318,441	322,222	325,770	331,797	336,213

Total capital and TALF non-recourse borrowings	$5,656,134	$5,479,007	$5,302,560	$5,150,036	$5,121,471	$5,011,257	$5,202,556	$5,436,702	$5,121,224

Common shares outstanding, net of treasury shares (b)	136,291,652	135,441,687	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710

Book value per common share (3) (a)/(b)	$34.45	$33.33	$31.76	$30.91	$30.71	$30.06	$29.73	$29.49	$27.10

Leverage ratios:
Senior notes/total capital	5.5%	5.7%	6.0%	6.2%	6.2%	6.4%	6.2%	5.9%	6.3%
Revolving credit agreement borrowings/total capital	1.8%	1.9%	2.0%	2.1%	2.1%	2.1%	2.1%	2.4%	2.6%
Debt/total capital	7.4%	7.6%	8.0%	8.3%	8.3%	8.5%	8.2%	8.3%	8.9%
Preferred/total capital	6.0%	6.2%	6.5%	6.7%	6.8%	6.9%	6.7%	6.4%	6.8%
Debt and preferred/total capital	13.4%	13.8%	14.5%	15.0%	15.1%	15.5%	14.9%	14.7%	15.7%

(1)     On April 2, 2012, ACGL closed an underwritten public offering of $325 million of its Series C non-cumulative preferred shares (6.75%), with a liquidation preference of $25 per share. All of ACGL’s Series A and Series B shares were redeemed on May 2, 2012 at a redemption price of $25 per share.

(2)     The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 11.2% and the ratio of debt and preferred to total capital would have been 17.0% at June 30, 2012.

(3)     Excludes the effects of stock options and restricted stock units outstanding. Amounts reflect the adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts.